SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 8, 2006

Net Perceptions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25781	41-1844584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Landmark Square, 22nd Floor, Stamford Connecticut 06901
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 428-2040

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 8, 2006, the Registrant issued an earnings press release announcing financial results for the quarter ended June 30, 2006. A copy of the earnings press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated August 8, 2006, with respect to the Registrant's financial results for the quarter ended June 30, 2006 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2006

NET PERCEPTIONS, INC.

By:	/s/ Nigel P. Ekern

Nigel P. Ekern, Chief Administrative Officer

By:	/s/ Susan Luckfield

Susan Luckfield, Controller

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated August 8, 2006, with respect to the Registrant's financial results for the quarter ended June 30, 2006 (furnished only).